Exhibit 99.8


MBNA MASTER CREDIT CARD TRUST 1994-2

KEY PERFORMANCE FACTORS
April, 1997

Scheduled Maturity                                      12/15/99


Coupon                                                   5.8975%


Excess Protection Level
   3 Month Average   5.37%
     April, 1997   3.98%
     March, 1997   6.33%
     February, 1997   5.80%



Cash Yield                                              17.11%


Investor Charge Offs                                     4.72%


Base Rate                                                8.40%


Over 35 Day Delinquency                                  4.77%


Seller's Interest                                       15.14%


Total Payment Rate                                       9.56%


Total Principal Balance                                $6,363,109,018.53


Investor Participation Amount                          $900,000,000.00


Seller Participation Amount                            $963,109,018.55